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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2001

                          Commission File Number 1-5581

                                   ----------

                                  WATSCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 FLORIDA                                      59-0778222
      -------------------------------                  ----------------------
      (State or other jurisdiction of                      (IRS Employer
       incorporation or organization)                  Identification Number)

                      2665 SOUTH BAYSHORE DRIVE, SUITE 901
                          COCONUT GROVE, FLORIDA 33131
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                    (Address of Principal Executive Offices)


        Registrant's telephone number including area code: (305) 714-4100

                                 Not applicable
          (Former name or former address, if changed since last report)



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                                  Watsco, Inc.

                                    Form 8-K

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 25, 2001, Watsco, Inc. issued a press release announcing third quarter results and the Company's plan to integrate the operations of its manufactured housing subsidiaries and close certain underperforming locations in its manufactured housing and personnel staffing operations. A copy of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99     Press Release of Watsco, Inc. dated October 25, 2001.

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                                    SIGNATURE

Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WATSCO, INC.


Date: October 30, 2001                 By: /s/ Barry S. Logan
                                           --------------------------
                                           Barry S. Logan
                                           Vice President-Finance and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
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99                  Press Release of Watsco, Inc. dated October 25, 2001.